UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         REALTY INFORMATION GROUP, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                                     52-1543845
(State of incorporation                                      (I.R.S. Employer
or organization)                                             Identification No.)

7475 WISCONSIN AVENUE
BETHESDA, MARYLAND                                            20814
(301) 215-8300                                               (Zip code)
(Address of principal executive offices)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities  Act  registration  statement file number to which this form relates:
333-47953

Securities to be registered pursuant to section 12(b) of the Act:

                                                           Name of Each Exchange
Title of Each Class                                       on Which Each Class is
to be so Registered                                             to be Registered
-------------------                                             ----------------
None                                                              Not applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
                                (Title of Class)


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Item 1. DESCRIPTION OF REGISTRANTS SECURITIES TO BE REGISTERED

     For a description of the common stock, $.01 par value, of the Registrant (the "Common Stock") being registered hereunder reference is hereby made to the information under the heading "Description of Capital Stock -- Common Stock" of the Registrant's Prospectus forming a part of the Registrant's Registration Statement on Form S-1 (File No. 333-47953) filed with the Securities and Exchange Commission on March 13, 1998, including any amendments thereto (the "Registration Statement"). The aforementioned description in the Prospectus is hereby incorporated by reference herein and made a part of this registration statement.

Item 2. EXHIBITS

     (1) Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

     (2) Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

     (3)  Specimen  Common  Stock  certificate  (incorporated  by  reference  to
          Exhibit 4.1 to the Registration Statement).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on the behalf by the undersigned, thereto duly authorized.

Date:  June 25, 1998                             REALTY INFORMATION GROUP,  INC.


                                                 By:/s/ Andrew C. Florance
                                                    ----------------------------
                                                        Andrew C. Florance
                                                        President

                                  EXHIBIT INDEX


Exhibit
  No.                      Exhibit
  ---                      -------

1. Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

2. Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

3. Specimen Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).